MERRILL LYNCH
                                                  GLOBAL UTILITY
                                                  FUND, INC.

                               [GRAPHIC OMITTED]

                                         STRATEGIC
                                                  Performance

                                                  Semi-Annual Report
                                                  May 31, 1998

                     MERRILL LYNCH GLOBAL UTILITY FUND, INC.

Sector
Diversification
As a Percentage of
Equities as of
May 31, 1998

   [The following table was depicted as a pie chart in the printed material.]

Telecommunications             48.9%
Utilities -- Electric          32.7%
Utilities -- Gas               14.1%
Utilities -- Water              4.3%

Geographical
Diversification
As a Percentage of
Equities as of
May 31, 1998

   [The following table was depicted as a pie chart in the printed material.]

Europe                         47.3%
United States                  35.9%
Americas (Ex-US)                9.9%
Asia/Pacific Basin              6.9%

                           Merrill Lynch Global Utility Fund, Inc., May 31, 1998

DEAR SHAREHOLDER

Increasing volatility characterized the capital markets during the three-month period ended May 31, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and, ultimately, a deflationary environment. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by the developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity. In Europe, the major event was greater progress toward achieving European Monetary Union, although concerns have arisen that interest rates will have to be increased to curtail inflationary pressures.

As 1998 progresses, it is likely that investor focus will remain on developments in Asia. For those economies that continue to expand, investors will watch for signs that inflation is still not a threat. Evidence of ongoing, noninflationary economic growth should continue to exert a positive influence on the capital markets worldwide.

Portfolio Matters

For the three-month and six-month periods ended May 31, 1998, global utility stocks outperformed both the broad-based US stock market and US utility stocks. Specifically, during the May quarter, the total return of the unmanaged benchmark Financial Times/Standard & Poor's (FT/S&P)--Actuaries World Utility Index was +5.35%; for the six-month period, the unmanaged benchmark Index provided a total return of +16.25%. This compares to total returns for the unmanaged domestic US S&P Utility Index of +3.83% and +10.85% for the same three-month and six-month periods, respectively. However, Merrill Lynch Global Utility Fund, Inc. outperformed both of these indexes. For the quarter ended May 31, 1998, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +5.92%, +5.69%, +5.68% and +5.83%, respectively. For the six months ended May 31, 1998, Class A, Class B, Class C and Class D Shares had total returns of +16.97%, +16.46%, +16.46% and +16.82%, respectively. In addition, the Fund outperformed the overall US stock market as measured by the unmanaged Standard & Poor's 500 Index, which had total returns of +4.30% and +14.98% for the same three-month and six-month periods, respectively. Furthermore, Merrill Lynch Global Utility Fund, Inc. outperformed the +3.53% average total return for 105 utility funds tracked by Lipper Analytical Services, Inc. for the three-month period ended May 31, 1998; the Fund also outperformed the +11.92% total return for the 105 utility funds tracked for the six-month period ended May 31, 1998. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 4 and 5 of this report to shareholders.)

For the quarter ended May 31, 1998, we continued to see significant strength from several European stock markets and continuing weakness in the Pacific Basin. Throughout the quarter, the US stock market exhibited positive results, but was below world and European utility sector averages. The strengthening value of the US dollar also had a negative impact on total returns when converted from local currencies. In particular, weakening currencies in Japan, Indonesia and New Zealand had the effect of turning positive local utility returns into negative returns when converted to US dollar terms.

During the quarter ended May 31, 1998, we further reduced our holdings in Chile and Argentina. The financial crisis in Asia continues to negatively influence the Chilean market and economy because of the country's dependence on exports to the Southeast Asian region. Our reduction in Argentina holdings was based more on fundamentals than on macroeconomic factors, since competition in the telecommunications market is now accelerating. In our opinion, Telecom Argentina STET S.A. is more attractive and better-positioned to operate in a competitive environment than Telefonica de Argentina S.A. We also eliminated two small positions in South Korea and the Philippines. Korea Electric Power Corp. (KEPCO) was removed from the Fund's portfolio as a result of the effects of the Asian currency crisis on its foreign debt burden and because of the company's difficulty in getting tariff increases to help supply much-needed capital. Manila Electric Co. (MERALCO), a small position in the Philippines, was eliminated when the risks appeared too high for the potential return because of court-mandated rebates to its customers.

We also eliminated the Fund's small holdings in Indonesia as the currency, political and financial risks outweighed the potential returns. In the United States, we eliminated one natural gas stock, K N Energy, Inc., since potential excess gas supplies in the Midwest threatened to impact its recently increased exposure to this region. The Virginia-based electric utility, Dominion Resources, Inc., was also eliminated from the Fund's portfolio in light of increased regulatory uncertainty.

Cable & Wireless PLC was added to the Fund's portfolio during the May quarter. The company, a global telecommuni cations provider with a significant presence in the United Kingdom and Hong Kong, also has significant operations in the US long-distance market as well as the telecommunications markets in the Caribbean. We believe that management will refocus from owning just a collection of telephone properties to emphasizing revenue growth and cost-cutting, as well as a strategic thrust toward the Internet and fiber networks.

Transactions during the quarter ended May 31, 1998 have been implemented in order to modestly increase the Fund's short-term investments, lower its weighting in the Pacific Basin region and reduce its exposure in South American markets. (See pie charts on page 1 of this report to shareholders for sector and geographical breakdowns of the equity portion of the Fund's portfolio.) We continue to believe that European and US-based utility stocks currently offer the best value for the level of market risk. Restructuring news, coupled with merger/acquisition activity, continue to drive the various sectors of the US utility industry, while deregulation, increasing growth rates for services and cost-cutting measures continue to drive the European utility market.

In Conclusion

We thank you for your investment in Merrill Lynch Global Utility Fund, Inc., and we look forward to discussing our investment strategy and outlook with you in our next report to shareholders.

Sincerely


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Walter D. Rogers

Walter D. Rogers
Senior Vice President and
Portfolio Manager

July 9, 1998


                                      2 & 3

                           Merrill Lynch Global Utility Fund, Inc., May 31, 1998

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Walter D. Rogers, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                            % Return Without     %Return With
                                            Sales Charge          Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 3/31/98                             +40.30%             +34.69%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98                       +15.38              +14.44
--------------------------------------------------------------------------------
Inception (12/28/90)
through 3/31/98                                +15.30              +14.65
--------------------------------------------------------------------------------

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                            % Return             % Return
                                            Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 3/31/98                             +39.23%            +35.23%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98                       +14.50             +14.50
--------------------------------------------------------------------------------
Inception (12/28/90)
through 3/31/98                                +14.41             +14.41
--------------------------------------------------------------------------------

  *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
 **Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                            % Return             % Return
                                            Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 3/31/98                             +39.07%            +38.07%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/98                                +20.29             +20.29
--------------------------------------------------------------------------------

  *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
 **Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                            % Return             % Return
                                         Without Sales Charge  With Sales Charge
================================================================================
Class D Shares*
================================================================================
Year Ended 3/31/98                             +39.89%            +34.30%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/98                                +20.97             +19.54
--------------------------------------------------------------------------------
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

Recent Performance Results*

                                                      12 Month           3 Month        Since Inception
                                                    Total Return       Total Return      Total Return
=======================================================================================================
ML Global Utility Fund, Inc. Class A Shares            +28.10%           +5.92%            +171.34%
-------------------------------------------------------------------------------------------------------
ML Global Utility Fund, Inc. Class B Shares            +27.09            +5.69             +156.19
-------------------------------------------------------------------------------------------------------
ML Global Utility Fund, Inc. Class C Shares            +27.04            +5.68             + 82.22
-------------------------------------------------------------------------------------------------------
ML Global Utility Fund, Inc. Class D Shares            +27.70            +5.83             + 85.98
=======================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are: Class A and Class B Shares, 12/28/90; and Class C and Class D Shares, 10/21/94.


                                     4 & 5

                           Merrill Lynch Global Utility Fund, Inc., May 31, 1998

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                     Shares                                                                      Value    Percent of
COUNTRY      Industries               Held              Common Stocks & Warrants                    Cost       (Note 1a)  Net Assets
====================================================================================================================================
Argentina    Telecommunications       137,400  Telecom Argentina STET S.A. (ADR) (b)              $ 2,769,582  $ 4,259,400     1.1%
                                       42,500  Telefonica de Argentina S.A. (ADR) (b)               1,174,145    1,383,906     0.4
                                                                                                  -----------  -----------    ----
                                                                                                    3,943,727    5,643,306     1.5
             ---------------------------------------------------------------------------------------------------------------------
             Utilities--Electric        6,600  Central Costanera S.A. (ADR) (b)(c)                    158,400      192,814     0.1
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Argentina                     4,102,127    5,836,120     1.6
==================================================================================================================================
Australia    Telecommunications       548,000  Telstra Corporation Ltd.                             1,068,597    1,290,891     0.3
             ---------------------------------------------------------------------------------------------------------------------
             Utilities--Gas         2,000,000  Australian Gas & Light Co., Ltd. (The)               5,280,752   14,046,130     3.8
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Australia                     6,349,349   15,337,021     4.1
==================================================================================================================================
Austria      Utilities--Gas            41,820  Energie-Versorgung Niederoesterreich AG (EVN)        3,050,015    6,454,115     1.7
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Austria                       3,050,015    6,454,115     1.7
==================================================================================================================================
Brazil       Telecommunications        45,000  Telecomunicacoes Brasileiras S.A.--
                                               Telebras (ADR) (b)                                   2,176,897    4,798,125     1.3
             ---------------------------------------------------------------------------------------------------------------------
             Utilities--Electric      300,000  Companhia Paranaense de Energia (Copel) (ADR) (b)    5,400,000    2,981,250     0.8
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Brazil                        7,576,897    7,779,375     2.1
==================================================================================================================================
Canada       Telecommunications       109,200  BC Telecom, Inc.                                     2,011,806    4,076,980     1.1
             ---------------------------------------------------------------------------------------------------------------------
             Utilities--Electric      369,100  Nova Scotia Power Co.                                3,476,309    4,821,851     1.3
             ---------------------------------------------------------------------------------------------------------------------
             Utilities--Gas           200,000  Transcanada Pipeline Co. Ltd. (ADR) (b)              3,147,485    4,650,000     1.2
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Canada                        8,635,600   13,548,831     3.6
==================================================================================================================================
Chile        Utilities--Electric       98,100  Distribuidora Chilectra Metropolitana S.A.
                                               (ADR) (b)(c)                                         1,221,280    2,389,157     0.6
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Chile                         1,221,280    2,389,157     0.6
==================================================================================================================================
Denmark      Telecommunications       160,000  Tele Danmark A/S (ADR) (b)                           3,764,160    7,420,000     2.0
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Denmark                       3,764,160    7,420,000     2.0
==================================================================================================================================
France       Utilities--Water          68,074  Generale des Eaux S.A.                               7,476,968   13,692,260     3.7
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in France                        7,476,968   13,692,260     3.7
==================================================================================================================================
Germany      Telecommunications        24,300  Deutsche Telekom AG                                    462,162      652,500     0.2
             ---------------------------------------------------------------------------------------------------------------------
             Utilities--Electric       40,000  RWE AG                                               1,799,334    2,125,701     0.6
                                        4,000  VIAG AG                                              1,764,306    2,244,669     0.6
                                       70,000  Veba AG                                              2,284,445    4,603,816     1.2
                                                                                                  -----------  -----------    ----
                                                                                                    5,848,085    8,974,186     2.4
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Germany                       6,310,247    9,626,686     2.6
==================================================================================================================================
Hong Kong    Utilities--Gas           158,455  Hong Kong and China Gas Co. Ltd. (The)                 178,364      207,565     0.1
                                        7,202  Hong Kong and China Gas Co. Ltd. (The) (Warrants) (a)        0          539     0.0
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks & Warrants in Hong Kong            178,364      208,104     0.1
==================================================================================================================================
Italy        Telecommunications     2,775,000  Telecom Italia Mobile S.p.A.                         2,012,515   16,427,178     4.4
                                    1,505,555  Telecom Italia S.p.A.                                2,746,349   11,390,261     3.1
                                    2,891,700  + Telecom Italia S.p.A. (Registered
                                               Non-Convertible)                                     5,447,174   15,611,228     4.2
                                                                                                  -----------  -----------    ----
                                                                                                   10,206,038   43,428,667    11.7
             ---------------------------------------------------------------------------------------------------------------------
             Utilities--Gas         1,786,300  Italgas Torino S.p.A.                                5,169,953    8,239,767     2.2
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Italy                        15,375,991   51,668,434    13.9
==================================================================================================================================
Japan        Telecommunications           290  Nippon Telegraph and Telephone Corporation (NTT)     2,475,448    2,388,038     0.6
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Japan                         2,475,448    2,388,038     0.6
==================================================================================================================================
Mexico       Telecommunications        35,000  Telefonos de Mexico, S.A. de C.V. (ADR) (b)          1,924,311    1,660,313     0.4
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Mexico                        1,924,311    1,660,313     0.4
==================================================================================================================================
New Zealand  Telecommunications        56,000  Telecom Corporation of New Zealand Ltd. (ADR) (b)    1,230,138    2,047,500     0.5
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in New Zealand                   1,230,138    2,047,500     0.5
==================================================================================================================================
Peru         Telecommunications       195,000  Telefonica del Peru S.A. (ADR) (b)                   3,997,500    4,216,875     1.1
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Peru                          3,997,500    4,216,875     1.1
==================================================================================================================================
Phillippines Telecommunications       188,000  Philippine Long Distance Telephone Co. (ADR) (b)     4,077,062    4,770,500     1.3
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in the Philippines               4,077,062    4,770,500     1.3
==================================================================================================================================
Portugal     Telecommunications       205,740  Portugal Telecom, S.A. (ADR) (b)                     4,576,844   10,852,785     2.9
             ---------------------------------------------------------------------------------------------------------------------
             Utilities--Electric       10,820  EDP--Electricidade de Portugal, S.A. (ADR) (b)         279,589      572,108     0.2
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Portugal                      4,856,433   11,424,893     3.1
==================================================================================================================================
Spain        Telecommunications       477,300  Telefonica de Espana, S.A.                           5,492,570   21,348,580     5.7
             ---------------------------------------------------------------------------------------------------------------------
             Utilities--Electric      259,200  Empresa Nacional de Electricidad, S.A. (Endesa)
                                               (ADR) (b)                                            2,556,672    6,220,800     1.7
                                       46,000  HidroElectrica Del Cantabrico, S.A.                  1,553,961    2,157,770     0.6
                                      808,500  Iberdrola I, S.A.                                    4,998,321   13,353,924     3.6
                                                                                                  -----------  -----------    ----
                                                                                                    9,108,954   21,732,494     5.9
             ---------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in Spain                        14,601,524   43,081,074    11.6
==================================================================================================================================
United       Telecommunications       671,000  British Telecommunications PLC                       4,688,465    6,995,366     1.9
Kingdom                               225,000  Cable & Wireless PLC                                 2,867,544    2,543,916     0.7
                                       88,000  Vodafone Group PLC (ADR) (b)                         2,605,300    9,669,000     2.6
                                                                                                  -----------  -----------    ----
                                                                                                   10,161,309   19,208,282     5.2
             ---------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                           Merrill Lynch Global Utility Fund, Inc., May 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                     Shares                                                                      Value    Percent of
COUNTRY      Industries               Held              Common Stocks & Warrants                    Cost       (Note 1a)  Net Assets
====================================================================================================================================
United         Utilities--Electric    208,000  National Power PLC                                 $ 1,723,671  $ 1,934,306    0.5%
Kingdom                               370,000  PowerGen PLC                                         2,705,142    4,672,290    1.3
(concluded)                                                                                       -----------  -----------   ----
                                                                                                    4,428,813    6,606,596    1.8
               ------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in the United Kingdom           14,590,122   25,814,878    7.0
=================================================================================================================================
United States  Telecommunications      46,000  AT&T Corporation                                     1,848,510    2,800,250    0.7
                                      140,000  Ameritech Corp.                                      2,996,450    5,941,250    1.6
                                       47,616  Bell Atlantic Corporation                            2,819,654    4,362,816    1.2
                                       91,800  BellSouth Corp.                                      2,702,773    5,921,100    1.6
                                      108,000  Frontier Corp.                                       2,193,480    3,287,250    0.9
                                       85,000  GTE Corp.                                            3,145,450    4,956,563    1.3
                                      139,800  SBC Communications, Inc.                             2,939,711    5,434,725    1.5
                                       68,000  U S West Communications Group                        1,895,186    3,451,000    0.9
                                      108,000  + WorldCom Inc.                                      3,572,937    4,914,000    1.3
                                                                                                  -----------  -----------   ----
                                                                                                   24,114,151   41,068,954   11.0
               ------------------------------------------------------------------------------------------------------------------
               Utilities--Electric    156,000  Allegheny Energy Corp.                               4,213,210    4,377,750    1.2
                                       87,200  Boston Edison Co.                                    2,722,264    3,537,050    0.9
                                      166,962  CINergy Corp.                                        4,045,124    5,394,960    1.4
                                       84,200  Consolidated Edison Company of New York              2,991,744    3,604,813    1.0
                                      118,900  DTE Energy Co.                                       4,092,463    4,703,981    1.3
                                       85,000  Duke Energy Co.                                      3,180,276    4,898,125    1.3
                                       86,000  Edison International                                 1,925,397    2,537,000    0.7
                                      127,300  GPU, Inc.                                            4,047,821    4,901,050    1.3
                                       75,200  Houston Industries, Inc.                             1,840,708    2,152,600    0.6
                                      239,500  NIPSCO Industries, Inc.                              3,715,746    6,436,563    1.7
                                      124,000  New Century Energies Corp.                           3,798,642    5,704,000    1.5
                                      106,000  New York State Electric & Gas Corp.                  3,787,564    4,306,250    1.2
                                      140,500  PECO Energy Co.                                      4,344,731    3,969,125    1.1
                                      183,000  PacifiCorp                                           3,657,980    4,220,437    1.1
                                       91,200  Southern Co.                                         2,022,770    2,422,500    0.6
                                       68,000  TECO Energy, Inc.                                    1,789,080    1,780,750    0.5
                                      100,000  Texas Utilities Holding Co.                          3,506,000    3,950,000    1.1
                                                                                                  -----------  -----------   ----
                                                                                                   55,681,520   68,896,954   18.5
               ------------------------------------------------------------------------------------------------------------------
               Utilities--Gas          47,500  Coastal Corp. (The)                                  1,262,602    3,348,750    0.9
                                       40,000  Enron Corporation                                    1,842,108    2,005,000    0.5
                                      130,000  Keyspan Energy Corporation                           3,371,550    4,379,375    1.2
                                       84,000  Questar Corp.                                        2,475,460    3,407,250    0.9
                                       46,300  Sonat, Inc.                                          1,537,769    1,814,381    0.5
                                       60,000  Williams Companies, Inc. (The)                       1,978,230    1,946,250    0.5
                                                                                                  -----------  -----------   ----
                                                                                                   12,467,719   16,901,006    4.5
               ------------------------------------------------------------------------------------------------------------------
               Utilities--Water        86,200  Philadelphia Suburban Corporation                    1,869,462    1,697,062    0.5
               ------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks in the United States            94,132,852  128,563,976   34.5
=================================================================================================================================
                                               Total Investments in Common Stocks & Warrants      205,926,388  357,928,150   96.1
=================================================================================================================================
                                     Face
                                     Amount        Short-Term Securities
=================================================================================================================================
               Commercial Paper*   $5,279,000  General Motors Acceptance Corp., 5.69%
                                               due 6/01/1998                                        5,277,331    5,277,331    1.4
               ------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Short-Term Securities           5,277,331    5,277,331    1.4
=================================================================================================================================
               Total Investments                                                                 $211,203,719  363,205,481   97.5
               Other Assests Liabilities                                                         ============    9,085,296    2.5
                                                                                                               -----------  -----
               Net Assets                                                                                     $372,290,777  100.0%
                                                                                                              ===========   =====
====================================================================================================================================

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date and are non-income producing.

(b)   American Depositary Receipts (ADR).

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

      * Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

      +     Non-income producing security.

      See Notes to Financial Statements.

PORTFOLIO INFORMATION

Worldwide Investments as of May 31, 1998

Ten Largest Holdings                                                 Percent of
(Equity Investments)                                                 Net Assets

Telefonica de Espana, S.A ...........................................   5.7%
Telecom Italia Mobile S.p.A .........................................   4.4
Telecom Italia S.p.A. (Registered Non-Convertible) ..................   4.2
Australian Gas & Light Co., Ltd. (The) ..............................   3.8
Generale des Eaux S.A ...............................................   3.7
Iberdrola I, S.A ....................................................   3.6
Telecom Italia S.p.A ................................................   3.1
Portugal Telecom, S.A. (ADR) ........................................   2.9
Vodafone Group PLC (ADR) ............................................   2.6
Italgas Torino S.p.A ................................................   2.2

Addition

Cable & Wireless PLC

Deletions

Chilgener S.A. (ADR)
Compania de Telefonos de Chile S.A. (ADR)
Dominion Resources, Inc.
K N Energy, Inc.
Korea Electric Power Corp. (KEPCO) (ADR)
Manila Electric Co. (MERALCO) `B'
P.T. Indonesian Satellite Corp. (Indosat) (ADR)
P.T. Telekomunikasi Indonesia (Persero) (ADR)


                                      8 & 9

                           Merrill Lynch Global Utility Fund, Inc., May 31, 1998

STATEMENT OF ASSETS AND LIABILITIES

               As of May 31, 1998
==========================================================================================================================
Assets:        Investments, at value (identified cost--$211,203,719) (Note 1a) ..............                 $363,205,481
               Cash .........................................................................                        7,319
               Foreign cash (Note 1b) .......................................................                            4
               Receivables:
                 Securities sold ............................................................   $ 9,388,499
                 Dividends ..................................................................       710,970
                 Capital shares sold ........................................................       299,070     10,398,539
               Prepaid registration fees and other assets (Note 1f) .........................  ------------         23,040
                                                                - ...........................                 ------------
               Total assets .................................................................                  373,634,383
                                                                                                              ------------
==========================================================================================================================
Liabilities:   Payables:
                 Capital shares redeemed                                                            764,423
                 Distributor (Note 2) .......................................................       196,628
                 Investment adviser (Note 2) ................................................       180,430      1,141,481
               Accrued expenses and other liabilities .......................................  ------------        202,125
                                                                                                              ------------
               Total liabilities ............................................................                    1,343,606
                                                                                                              ------------
==========================================================================================================================
Net Assets     Net assets ...................................................................                 $372,290,777
                                                                                                              ============
==========================================================================================================================
Net Assets     Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:    shares authorized ............................................................                 $    232,771
               Class B Shares of Common Stock, $0.10 par value, 100,000,000
               shares authorized ............................................................                    1,731,390
               Class C Shares of Common Stock, $0.10 par value, 100,000,000
               shares authorized ............................................................                       32,698
               Class D Shares of Common Stock, $0.10 par value, 100,000,000
               shares authorized ............................................................                       45,401
               Paid-in capital in excess of par .............................................                  202,951,684
               Undistributed investment income--net .........................................                    1,157,665
               Undistributed realized capital gains on investments and foreign currency
               transactions--net ............................................................                   14,137,342
               Unrealized appreciation on investments and foreign currency transactions--net                   152,001,826
                                                                                                              ------------
               Net assets ...................................................................                 $372,290,777
                                                                                                              ============
==========================================================================================================================
Net Asset      Class A--Based on net assets of $42,548,508 and 2,327,710
Value:         shares outstanding ...........................................................                 $      18.28
                                                                                                              ============
               Class B--Based on net assets of $315,495,370 and 17,313,902
               shares outstanding ...........................................................                 $      18.22
                                                                                                              ============
               Class C--Based on net assets of $5,944,470 and 326,981
               shares outstanding ...........................................................                 $      18.18
                                                                                                              ============
               Class D--Based on net assets of $8,302,429 and 454,009
               shares outstanding                                                                             $      18.29
                                                                                                              ============
==========================================================================================================================

               See Notes to Financial Statements.

STATEMENT OF OPERATIONS

               For the Six Months Ended May 31, 1998
==========================================================================================================================
Investment     Dividends (net of $422,525 foreign withholding tax) ..........................                 $  5,284,021
Income         Interest and discount earned .................................................                      161,557
(Notes 1d &                                                                                                   ------------
1e):           Total income .................................................................                    5,445,578
==========================================================================================================================
Expenses:      Account maintenance and distribution fees--Class B (Note 2) ..................  $  1,180,742
               Investment advisory fees (Note 2) ............................................     1,110,444
               Transfer agent fees--Class B (Note 2) ........................................       184,134
               Custodian fees ...............................................................        76,882
               Accounting services (Note 2) .................................................        38,109
               Professional fees ............................................................        35,312
               Registration fees (Note 1f) ..................................................        33,394
               Printing and shareholder reports .............................................        32,139
               Account maintenance and distribution fees--Class C (Note 2) ..................        23,332
               Transfer agent fees--Class A (Note 2) ........................................        20,307
               Directors' fees and expenses .................................................        10,085
               Account maintenance fees--Class D (Note 2) ...................................         9,764
               Transfer agent fees--Class D (Note 2) ........................................         3,810
               Transfer agent fees--Class C (Note 2) ........................................         3,618
               Pricing fees .................................................................         1,111
               Other ........................................................................         6,911
                                                                                               ------------
               Total expenses ...............................................................                    2,770,094
                                                                                                              ------------
               Investment income--net .......................................................                    2,675,484
                                                                                                              ------------
==========================================================================================================================
Realized &     Realized gain (loss) from:
Unrealized       Investments--net ...........................................................    14,197,585
gain (Loss)    Foreign currency transactions--net .........................................         (60,201)    14,137,384
on ivestments                                                                                  ------------
& Foreign      Change in unrealized appreciation/depreciation on:
Currency        Investments--net ...........................................................     39,288,026
Transactions    Foreign currency transactions--net .........................................            784     39,288,810
--Net (Notes   Net realized and unrealized gain on investments and foreign currency            ------------   ------------
1b, 1c, 1e &   transactions ................................................................                    53,426,194
3):                                                                                                           ------------
               Net Increase in Net Assets Resulting from Operations .........................                 $ 56,101,678
                                                                                                              ============
==========================================================================================================================

               See Notes to Financial Statements.


                                    10 & 11

                           Merrill Lynch Global Utility Fund, Inc., May 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Six       For the
                                                                                                  Months Ended     Year Ended
               Increase (Decrease) in Net Assets:                                                 May 31, 1998    Nov. 30, 1997
===============================================================================================================================
Operations:    Investment income--net .........................................................  $   2,675,484    $   8,412,988
               Realized gain on investments and foreign currency transactions--net ............     14,137,384       25,279,564
               Change in unrealized appreciation/depreciation on investments and foreign
               currency transactions--net .....................................................     39,288,810       29,205,060
                                                                                                 -------------    -------------
               Net increase in net assets resulting from operations ...........................     56,101,678       62,897,612
                                                                                                 -------------    -------------
===============================================================================================================================
Dividends &    Investment income--net:
Distributions    Class A ......................................................................       (386,127)      (1,226,228)
Shareholders     Class B ......................................................................     (1,747,551)      (7,470,524)
(Note 1g):       Class C ......................................................................        (30,223)        (104,297)
                 Class D ......................................................................        (61,050)        (159,532)
               Realized gain on investments--net:
                 Class A ......................................................................     (2,800,653)      (1,172,347)
                 Class B ......................................................................    (21,708,174)      (9,833,032)
                 Class C ......................................................................       (400,316)         (98,232)
                 Class D ......................................................................       (489,776)        (130,954)
                                                                                                 -------------    -------------
               Net decrease in net assets resulting from dividends and distributions
               to shareholders ................................................................    (27,623,870)     (20,195,146)
                                                                                                 -------------    -------------
===============================================================================================================================
Capital Share  Net decrease in net assets derived from capital share transactions .............     (8,892,166)     (73,229,623)
Transactions                                                                                     -------------    -------------
(Note 4):
===============================================================================================================================
Net Assets:    Total increase (decrease) in net assets ........................................     19,585,642      (30,527,157)
               Beginning of period ............................................................    352,705,135      383,232,292
                                                                                                 -------------    -------------
               End of period* .................................................................  $ 372,290,777    $ 352,705,135
                                                                                                 =============    =============
===============================================================================================================================
               * Undistributed investment income--net .........................................  $   1,157,665    $     707,132
                                                                                                 =============    =============
===============================================================================================================================

               See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                 Class A
                                                                      ------------------------------------------------------------
               The following per share data and ratios have
               been derived from information provided in              For the Six
               the financial statements.                              Months Ended          For the Year Ended November 30,
                                                                         May 31,    ----------------------------------------------
               Increase (Decrease) in Net Asset Value:                   1998+          1997+        1996+       1995        1994
==================================================================================================================================
Per Share      Net asset value, beginning of period .............   $   16.97       $  15.09     $  13.52     $ 12.08     $ 13.22
Operating                                                           ---------       --------     --------     -------     -------
Performance:   Investment income--net ...........................         .19            .47          .50         .51         .94
               Realized and unrealized gain (loss) on investments
               and foreign currency transactions--net ...........        2.53           2.35         1.84        1.42       (1.57)
                                                                    ---------       --------     --------     -------     -------
               Total from investment operations .................        2.72           2.82         2.34        1.93        (.63)
                                                                    ---------       --------     --------     -------     -------
               Less dividends and distributions:
                 Investment income--net .........................        (.17)          (.49)        (.53)       (.49)       (.47)
                 Realized gain on investments--net ..............       (1.24)          (.45)        (.24)         --        (.04)
                                                                    ---------       --------     --------     -------     -------
               Total dividends and distributions ................       (1.41)          (.94)        (.77)       (.49)       (.51)
                                                                    ---------       --------     --------     -------     -------
               Net asset value, end of period ...................   $   18.28       $  16.97     $  15.09     $ 13.52     $ 12.08
                                                                    =========       ========     ========     =======     =======
=================================================================================================================================
Total          Based on net asset value per share ...............       16.97%++       19.65%       17.94%      16.34%      (4.89%)
Investment                                                          =========       ========     ========     =======     =======
Return:**
=================================================================================================================================
Ratios to      Expenses .........................................         .82%*          .82%         .84%        .91%        .86%
Average                                                             =========       ========     ========     =======     =======
Net Assets:    Investment income--net ...........................        2.12%*         2.98%        3.51%       3.73%       3.58%
                                                                    =========       ========     ========     =======     =======
=================================================================================================================================
Supplemental   Net assets, end of period (in thousands) .........   $  42,549       $ 38,825     $ 40,055     $44,775     $56,659
Data:                                                               =========       ========     ========     =======     =======
               Portfolio turnover ...............................        3.83%          6.23%        5.03%       2.92%      17.02%
                                                                    =========       ========     ========     =======     =======
               Average commission rate paid++ ...................   $   .0434       $  .0234     $  .0328          --          --
                                                                    =========       ========     ========     =======     =======
=================================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Based on average shares outstanding.
      ++    For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission
            Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may
            significantly affect the rate shown.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.


                                    12 & 13

                           Merrill Lynch Global Utility Fund, Inc., May 31, 1998

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                 Class B
                                                                  ---------------------------------------------------------------
               The following per share data and ratios have
               been derived from information provided in          For the Six
               the financial statements.                          Months Ended          For the Year Ended November 30,
                                                                     May 31,      -----------------------------------------------
               Increase (Decrease) in Net Asset Value:               1998++         1997++       1996++       1995       1994
=================================================================================================================================
Per Share      Net asset value, beginning of period ............. $   16.93       $  15.05     $  13.47     $  12.04   $  13.17
Operating                                                         ---------       --------     --------     --------   --------
Performance:   Investment income--net ...........................       .12            .35          .39          .38        .74
               Realized and unrealized gain (loss) on investments
               and foreign currency transactions--net ...........      2.51           2.35         1.84         1.44      (1.46)
                                                                  ---------       --------     --------     --------   --------
               Total from investment operations .................      2.63           2.70         2.23         1.82       (.72)
                                                                  ---------       --------     --------     --------   --------
               Less dividends and distributions:
                 Investment income--net .........................      (.10)          (.37)        (.41)        (.39)      (.37)
                 Realized gain on investments--net ..............     (1.24)          (.45)        (.24)          --       (.04)
                                                                  ---------       --------     --------     --------   --------
               Total dividends and distributions ................     (1.34)          (.82)        (.65)        (.39)      (.41)
                                                                  ---------       --------     --------     --------   --------
               Net asset value, end of period ................... $   18.22       $  16.93     $  15.05     $  13.47   $  12.04
                                                                  =========       ========     ========     ========   ========
===============================================================================================================================
Total          Based on net asset value per share ...............     16.46%++       18.77%       17.07%       15.38%     (5.60%)
Investment                                                        =========       ========     ========     ========   ========
Return:**
===============================================================================================================================
Ratios to      Expenses .........................................      1.59%*         1.59%        1.61%        1.68%      1.63%
Average                                                           =========       ========     ========     ========   ========
Net Assets:    Investment income--net ...........................      1.35%*         2.22%        2.74%        2.95%      2.82%
                                                                  =========       ========     ========     ========   ========
===============================================================================================================================
Supplemental   Net assets, end of period (in thousands) ......... $ 315,495       $301,459     $335,487     $381,098   $459,185
Data:                                                             =========       ========     ========     ========   ========
               Portfolio turnover ...............................      3.83%          6.23%        5.03%        2.92%     17.02%
                                                                  =========       ========     ========     ========   ========
               Average commission rate paid++ ................... $   .0434       $  .0234     $  .0328           --         --
                                                                  =========       ========     ========     ========   ========
===============================================================================================================================

===================================================================================================================================
                                                                                                 Class C
                                                                   ----------------------------------------------------------------
                                                                                                                         For the
               The following per share data and ratios have                                                               Period
               been derived from information provided in           For the Six              For the Year Ended           Oct. 21,
               the financial statements.                           Months Ended                November 30,               1994+
                                                                     May 31,      -----------------------------------   to Nov. 30,
               Increase (Decrease) in Net Asset Value:                1998++         1997++       1996++       1995        1994
===================================================================================================================================
Per Share      Net asset value, beginning of period .............  $   16.89      $   15.03     $  13.46     $  12.05   $  12.34
Operating                                                          ---------      ---------     --------     --------   --------
Performance:   Investment income--net ...........................        .11            .33          .38          .39        .01
               Realized and unrealized gain (loss) on investments
               and foreign currency transactions--net ...........       2.50           2.35         1.84         1.43       (.30)
                                                                   ---------      ---------     --------     --------   --------
               Total from investment operations .................       2.61           2.68         2.22         1.82       (.29)
                                                                   ---------      ---------     --------     --------   --------
               Less dividends and distributions:
                 Investment income--net .........................       (.08)          (.37)        (.41)        (.41)        --
                 Realized gain on investments--net ..............      (1.24)          (.45)        (.24)          --         --
                                                                   ---------      ---------     --------     --------   --------
               Total dividends and distributions ................      (1.32)          (.82)        (.65)        (.41)        --
                                                                   ---------      ---------     --------     --------   --------
               Net asset value, end of period ...................  $   18.18      $   16.89     $  15.03     $  13.46   $  12.05
                                                                   =========      =========     ========     ========   ========
================================================================================================================================
Total          Based on net asset value per share ...............      16.46%++       18.66%       17.03%       15.38%     (2.35%)++
Investment                                                         =========      =========     ========     ========   ========
Return:**
================================================================================================================================
Ratios to      Expenses .........................................       1.65%*         1.63%        1.66%        1.73%      1.60%*
Average                                                            =========      =========     ========     ========   ========
Net Assets:    Investment income--net ...........................       1.29%*         2.07%        2.65%        2.85%      3.01%*
                                                                   =========      =========     ========     ========   ========
================================================================================================================================
Supplemental   Net assets, end of period (in thousands) .........  $   5,945      $   5,486     $  3,325     $  2,072   $    445
Data:                                                              =========      =========     ========     ========   ========
               Portfolio turnover ...............................  $    3.83%          3.23%        5.03%        2.92%     17.02%
                                                                   =========      =========     ========     ========   ========
               Average commission rate paid++ ...................  $   .0434      $   .0234     $  .0328           --         --
                                                                   =========      =========     ========     ========   ========
================================================================================================================================

==================================================================================================================================
                                                                                                 Class D
                                                                      ------------------------------------------------------------
               The following per share data and ratios have            For the                                         For the
               been derived derived from information provided         Six Months         For the Year Ended             Period
               in the financial statements.                             Ended                November 30,           Oct. 21, 1994+
                                                                        May 31,      -----------------------------    to Nov. 30,
               Increase (Decrease) in Net Asset Value:                  1998++       1997++     1996++       1995        1994
==================================================================================================================================
Per Share      Net asset value, beginning of period .............       $16.98       $15.10     $13.55      $12.09      $12.37
Operating                                                               ------       ------     ------      ------      ------
Performance:   Investment income--net ...........................          .16          .43        .50         .52         .02
               Realized and unrealized gain (loss) on
               investments and foreign currency transactions--net         2.53         2.35       1.79        1.40        (.30)
                                                                        ------       ------     ------      ------      ------
               Total from investment operations .................         2.69         2.78       2.29        1.92        (.28)
                                                                        ------       ------     ------      ------      ------
               Less dividends and distributions:
                 Investment income--net .........................         (.14)        (.45)      (.50)       (.46)         --
                 Realized gain on investments--net ..............        (1.24)        (.45)      (.24)         --          --
                                                                        ------       ------     ------      ------      ------
               Total dividends and distributions ................        (1.38)        (.90)      (.74)       (.46)         --
                                                                        ------       ------     ------      ------      ------
               Net asset value, end of period ...................       $18.29       $ 16.98    $ 15.10     $ 13.55     $ 12.09
                                                                        ======       ======     ======      ======      ======
==============================================================================================================================
Total          Based on net asset value per share ...............        16.82%++     19.35%     17.45%      16.21%      (2.26%)++
Investment                                                              ======       ======     ======      ======      ======
Return:**
==============================================================================================================================
Ratios to      Expenses .........................................         1.07%*       1.06%      1.07%       1.15%       1.08%*
Average                                                                 ======       ======     ======      ======      ======
Net Assets:    Investment income--net ...........................         1.88%*       2.70%      3.30%       3.36%       3.25%*
                                                                        ======       ======     ======      ======      ======
==============================================================================================================================
Supplemental   Net assets, end of period (in thousands) .........       $8,302       $6,935     $4,365      $1,516      $  239
Data:                                                                   ======       ======     ======      ======      ======
               Portfolio turnover ...............................         3.83%        6.23%      5.03%       2.92%      17.02%
                                                                        ======       ======     ======      ======      ======
               Average commission rate paid+++ ..................       $.0434       $.0234     $.0328          --          --
                                                                        ======       ======     ======      ======      ======
==============================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+     Commencement of operations.
++    Based on average shares outstanding.
+++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
++    Aggregate total investment return.

      See Notes to Financial Statements.


                                     14 & 15

                           Merrill Lynch Global Utility Fund, Inc., May 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                        Account           Distribution
                                    Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class B ........................         0.25%               0.50%
Class C ........................         0.25%               0.55%
Class D ........................         0.25%                 --
--------------------------------------------------------------------------------


                                     16 & 17

                           Merrill Lynch Global Utility Fund, Inc., May 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                        MLFD       MLPF&S
--------------------------------------------------------------------------------
Class A ........................        $173       $2,469
Class D ........................        $262       $2,701
--------------------------------------------------------------------------------

For the six months ended May 31, 1998, MLPF&S received contingent deferred sales charges of $79,442 and $1,087, relating to transactions in Class B Shares and Class C Shares, respectively.

In addition, MLPF&S received $10,495 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1998 were $13,890,469 and $53,521,938, respectively.

Net realized gains (losses) for the six months ended May 31, 1998 and net unrealized gains as of May 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                     Realized
                                      Gains           Unrealized
                                     (Losses)           Gains
--------------------------------------------------------------------------------
Long-term investments ..........   $ 14,197,585     $152,001,762
Foreign currency transactions ..        (60,201)              64
                                   ------------     ------------
Total ..........................   $ 14,137,384     $152,001,826
                                   ============     ============
--------------------------------------------------------------------------------

As of May 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $152,001,762, of which $155,683,864 related to appreciated securities and $3,682,102 related to depreciated securities. The aggregate cost of investments at May 31, 1998 for Federal income tax purposes was $211,203,719.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $8,892,166 and $73,229,623 for the six months ended May 31, 1998 and the year ended November 30, 1997, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                Dollar
Ended May 31, 1998                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................        199,556           $  3,518,729
Shares issued to shareholders
in reinvestment of dividends
and distributions ..................        155,695              2,555,870
                                           --------           ------------
Total issued .......................        355,251              6,074,599
Shares redeemed ....................       (314,997)            (5,560,163)
                                           --------           ------------
Net increase .......................         40,254           $    514,436
                                           ========           ============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares for the Year                                      Dollar
Ended November 30, 1997                      Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................        153,463           $  2,379,323
Shares issued to shareholders
in reinvestment of dividends
and distributions ..................        129,136              1,920,920
                                           --------           ------------
Total issued .......................        282,599              4,300,243
Shares redeemed ....................       (649,437)           (10,126,477)
                                           --------           ------------
Net decrease .......................       (366,838)          $ (5,826,234)
                                           ========           ============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares for the Six Months                                Dollar
Ended May 31, 1998                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................        551,199           $  9,598,116
Shares issued to shareholders in
reinvestment of dividends and
distributions ......................      1,120,814             18,261,239
                                         ----------            -----------
Total issued .......................      1,672,013             27,859,355
Automatic conversion of shares .....        (22,326)              (393,542)
Shares redeemed ....................     (2,144,304)           (37,611,265)
                                         ----------            -----------
Net decrease .......................       (494,617)          $(10,145,452)
                                         ==========            ===========
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares for the Year                                      Dollar
Ended November 30, 1997                      Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................        742,021           $ 11,572,951
Shares issued to shareholders in
reinvestment of dividends and
distributions ......................        907,341             13,394,936
                                         ----------           ------------
Total issued .......................      1,649,362             24,967,887
Automatic conversion of shares .....       (116,073)            (1,799,482)
Shares redeemed ....................     (6,016,308)           (94,007,577)
                                         ----------           ------------
Net decrease .......................     (4,483,019)          $(70,839,172)
                                         ==========           ============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares for the Six Months                                Dollar
Ended May 31, 1998                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................         44,607           $    778,445
Shares issued to shareholders in
reinvestment of dividends and
distributions ......................         22,660                368,362
                                            -------           ------------
Total issued .......................         67,267              1,146,807
Shares redeemed ....................        (65,090)            (1,139,354)
                                            -------           ------------
Net increase .......................          2,177           $      7,453
                                            =======           ============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares for the Year                                      Dollar
Ended November 30, 1997                      Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................        203,432           $  3,216,009
Shares issued to shareholders in
reinvestment of dividends and
distributions ......................         11,912                178,063
                                           --------           ------------
Total issued .......................        215,344              3,394,072
Shares redeemed ....................       (111,820)            (1,799,829)
                                           --------           ------------
Net increase .......................        103,524           $  1,594,243
                                           ========           ============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class D Shares for the Six Months                                Dollar
Ended May 31, 1998                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................        335,654           $  5,668,654
Automatic conversion of shares .....         22,253                393,542
Shares issued to shareholders in
reinvestment of dividends and
distributions ......................         27,875                457,400
                                           --------           ------------
Total issued .......................        385,782              6,519,596
Shares redeemed ....................       (340,118)            (5,788,199)
                                           --------           ------------
Net increase .......................         45,664           $    731,397
                                           ========           ============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class D Shares for the Year                                      Dollar
Ended November 30, 1997                      Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................        240,150           $  3,891,095
Automatic conversion of shares .....        115,735              1,799,482
Shares issued to shareholders in
reinvestment of dividends and
distributions ......................         16,802                252,302
                                           --------           ------------
Total issued .......................        372,687              5,942,879
Shares redeemed ....................       (253,415)            (4,101,339)
                                           --------           ------------
Net increase .......................        119,272           $  1,841,540
                                           ========           ============
--------------------------------------------------------------------------------


                                     18 & 19

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Utility Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #11693--5/98

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